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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT




     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934





                        Date of Report: December 18, 2000


                                 PUBLICARD, INC.
             (Exact name of registrant as specified in its charter)



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
        PENNSYLVANIA                                   0-29794                                23-0991870
------------------------------                         --------                              -----------
(State or other jurisdiction                         (Commission                            (IRS Employer
of incorporation)                                    File Number)                        Identification No.)
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
         620 FIFTH AVENUE, 7TH FLOOR, NEW YORK, NY                                              10020
         -----------------------------------------                                              -----
          (Address of principal executive offices)                                            (Zip Code)
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       Registrant's telephone number, including area code: (212) 651-3102


         (Former name or former address, if changed since last report.)
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Item 5. Other Events

         On December 6, 2000, PubliCARD, Inc., a Pennsylvania corporation ("PubliCARD"), completed a private placement of shares of common stock and Class A Preferred Stock, Second Series, a newly designated series of convertible preferred stock (having the rights set forth under the Certificate of Designation attached hereto as Exhibit 4.1), resulting in aggregate proceeds of $5.0 million to PubliCARD. The securities were sold to institutional investors and other accredited investors in the U.S. and Europe. 525,000 shares of common stock and 790 shares of preferred stock were issued. Each share of preferred stock is convertible into 2,500 shares of common stock. Therefore, the shares of common stock issued plus the shares of common stock issuable upon conversion of the convertible preferred stock are in the aggregate 2.5 million shares.

         On December 6, 2000, PubliCARD also completed its previously announced $5.0 million investment in TECSEC, Incorporated ("TECSEC"). TECSEC develops and markets smart card-based encryption products and solutions which will enable the next generation information security for the enterprise, multi-enterprise e-Business, and other markets.

         In connection with the private placement, the Company issued 100 rights under a newly-adopted Rights Plan attached hereto as Exhibit 4.2. Such rights entitle the holders thereof to receive an aggregate of ten percent of any increase in value of the TECSEC stock realized by PubliCARD.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

                  (c)      Exhibits

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
     Exhibit No.                  Description of Document
         4.1 Certificate of Designation, Preferences and Rights of Class A Preferred Stock, Second Series, of PubliCARD, Inc. filed with the Department of State of the Commonwealth of Pennsylvania on November 29, 2000.

         4.2      PubliCARD, Inc. Rights Plan adopted as of November 1, 2000.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  PUBLICARD, INC.
                                  (Registrant)



December 18, 2000                 /s/ Antonio L. DeLise
                                  --------------------------------------
                                  Antonio L. DeLise, Vice President
                                  Chief Financial Officer, Secretary and
                                  Principal Accounting Officer




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                                  EXHIBIT INDEX


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
     Exhibit No.                 Description of Document
         4.1 Certificate of Designation, Preferences and Rights of Class A Preferred Stock, Second Series, of PubliCARD, Inc. filed with the Department of State of the Commonwealth of Pennsylvania on November 29, 2000.

         4.2      PubliCARD, Inc. Rights Plan adopted as of November 1, 2000.
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